Supplement to the Fidelity® Growth & Income Portfolio September 28, 2000 Prospectus

Effective after the close of business on Friday December 15, 2000 shares of the fund are available to new accounts. Accordingly, the first paragraph under the heading "Buying Shares" on page 10 is no longer applicable.

GAI-00-04 December 18, 2000
1.480657.106